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                             MFS(R) TECHNOLOGY FUND

          Supplement to the Current Statement of Additional Information


     During the period from May 1, 2000 through May 31, 2000, unless extended by MFS Fund Distributors, Inc. ("MFD") (the "Sales Period"), MFD will pay FSC Securities Corporation, HD Vest Investment Securities, Commonwealth Financial Network, Cadaret Grant & Co. Inc., Nathan & Lewis Securities, Inc., First Union Securities, Inc., JC Bradford & Co., AG Edwards & Sons, Inc., Stifel Nicolaus & Company, Inc., US Bancorp Piper Jaffray, Inc., Nat City Investments Inc., Cuna Brokerage Services, Inc., Centura Securities, Inc., UVEST Financial Services Group, Inc., Invest, First Union Brokerage Services (the "Dealers") 100% of the applicable sales charge on sales of Class A shares of the fund sold by the Dealers during the Sales Period. In addition, MFD will pay the Dealers an additional commission equal to 0.50% of the net asset value of all of the Class B shares of the fund sold by the Dealers during the Sales Period.


                   The date of this Supplement is May 1, 2000.

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                             MFS(R) TECHNOLOGY FUND

                      Supplement to the Current Prospectus


     During the period from May 1, 2000 through May 31, 2000 (unless extended by MFS Fund Distributors, Inc. ("MFD")) (the "Sales Period"), MFD will pay Dain Rauscher Incorporated 100% of the applicable sales charge on sales of Class A shares of the fund sold by Dain Rauscher Incorporated during the Sales Period. In addition, MFD will pay Dain Rauscher Incorporated an additional commission equal to 0.50% of the net asset value of all of the Class B shares of the fund sold by Dain Rauscher Incorporated during the Sales Period.


                   The date of this Supplement is May 1, 2000.